UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2020

 PHYSICIANS REALTY TRUST
PHYSICIANS REALTY L.P.
(Exact name of registrant as specified in its charter)

Maryland	(Physicians Realty Trust)	001-36007	46-2519850
Delaware	(Physicians Realty L.P.)	333-205034-01	80-0941870
(State of Organization)		(Commission File Number)	(IRS Employer Identification No.)

309 N. Water Street, Suite 500		53202
Milwaukee	Wisconsin
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (414) 367-5600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	DOC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Physicians Realty Trust Emerging growth company ☐ Physicians Realty L.P. Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Physicians Realty Trust ☐  Physicians Realty L.P. ☐

Item 8.01. Other Events.

On February 27, 2020, Physicians Realty Trust (the “Company”) and its operating partnership, Physicians Realty L.P. filed with the Securities and Exchange Commission (the “SEC”) an automatic shelf registration statement on Form S-3ASR (No. 333-236725) (the “New Registration Statement”), which replaced the existing automatic shelf registration statement on Form S-3ASR (No. 333-216214) filed with the SEC on February 24, 2017 (the “Prior Registration Statement”).

In connection with the filing of the New Registration Statement, the Company filed on February 27, 2020 (i) a prospectus supplement covering the sale of the common shares of beneficial interest in the Company (“Common Shares”) having aggregate sales proceeds of up to $332,178,557 through each of KeyBanc Capital Markets Inc., Credit Agricole Securities (USA) Inc., BMO Capital Markets Corp., Raymond James & Associates, Inc. and Stifel Nicolaus & Company, Incorporated, as sales agents for the Company, or as forward sellers and as (or their respective affiliates as) forward purchasers, from time to time, by any method deemed to be an “at the market offering” as defined in Rule 415 under the Securities Act of 1933, as amended (the “ATM Program”), which was filed solely to continue the sale of Common Shares that remain unsold pursuant to the Company’s ATM program, which were previously registered under the Prior Registration Statement (the “ATM Prospectus Supplement”) and (ii) a prospectus supplement covering the sale of the 1,387,548 Common Shares remaining available for issuance under the Company’s Dividend Reinvestment and Share Purchase Plan (the “DRIP”), which Common Shares were previously registered under the Prior Registration Statement.

The following documents are being filed with this Current Report on Form 8-K and are incorporated by reference into the New Registration Statement: (i) validity opinions with respect to the Common Shares and (ii) an opinion with respect to tax matters.

Item 9.01. Financial Statement and Exhibits.

(d)  Exhibits.

5.1	Opinion of Venable LLP with respect to the ATM Program
5.2	Opinion of Venable LLP with respect to the DRIP
8.1	Opinion of Baker & McKenzie LP with respect to tax matters
23.1	Consent of Venable LLP (included in Exhibits 5.1 and 5.2 above)
23.2	Consent of Baker & McKenzie LP (included in Exhibit 8.1 above)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date:	February 27, 2020		PHYSICIANS REALTY TRUST

		By:	/s/ John T. Thomas
John T. Thomas
President and Chief Executive Officer

Date:	February 27, 2020		PHYSICIANS REALTY L.P.
by: Physicians Realty Trust, its general partner

		By:	/s/ John T. Thomas
John T. Thomas
President and Chief Executive Officer